Exhibit 99.1
                                                                    ------------

                        Rated
                        Water
Rig Name                Depth     Design                                Location                 Status
----------------------------------------------------------------------------------------------------------------------
Ocean Crusader          200'      Mat Cantilever                           GOM                 Contracted


----------------------------------------------------------------------------------------------------------------------
Ocean Drake             200'      Mat Cantilever                           GOM                 Contracted

----------------------------------------------------------------------------------------------------------------------
Ocean Champion          250'      Mat Slot                                 GOM                Cold Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Columbia          250'      Independent Leg Cantilever               GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Sovereign         250'      Independent Leg Cantilever            Indonesia              Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Heritage          250'      Independent Leg Cantilever            Australia              Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Spartan           300'      Independent Leg Cantilever               GOM      Shipyard for water-depth upgrade
----------------------------------------------------------------------------------------------------------------------
Ocean Spur              300'      Independent Leg Cantilever               GOM      Shipyard for water-depth upgrade
----------------------------------------------------------------------------------------------------------------------
Ocean King              300'      Independent Leg Cantilever               GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Nugget            300'      Independent Leg Cantilever               GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Summit            300'      Independent Leg Cantilever               GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Warwick           300'      Independent Leg Cantilever               GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Titan             350'      Independent Leg Slot                     GOM                 Contracted

----------------------------------------------------------------------------------------------------------------------
Ocean Tower             350'      Independent Leg Slot                     GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Liberator         600'      Aker H-3                               Senegal                Shipyard
----------------------------------------------------------------------------------------------------------------------
Ocean Century           800'      Korkut                                   GOM                Cold Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Ambassador        1,100'    Bethlehem SS-2000                        GOM                   Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Nomad             1,200'    Aker H-3                              North Sea              Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean New Era           1,500'    Korkut                                   GOM                   Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Bounty            1,500'    Victory Class                         Australia              Contracted

----------------------------------------------------------------------------------------------------------------------
Ocean Guardian          1,500'    Earl & Wright Sedco 711 Series        North Sea              Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Princess          1,500'    Aker H-3                              North Sea              Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Whittington       1,500'    Aker H-3                               Namibia               Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Epoch             1,640'    Korkut                                 Vietnam               Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean General           1,640'    Korkut                                 Vietnam               Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Prospector        1,700'    Victory Class                            GOM                Cold Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Endeavor          2,000'    Victory Class                            GOM                Cold Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Concord           2,200'    F&G SS-2000                              GOM                 Contracted


----------------------------------------------------------------------------------------------------------------------
Ocean Lexington         2,200'    F&G SS-2000                              GOM                   Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Saratoga          2,200'    F&G SS-2000                              GOM                   Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Yorktown          2,850'    F&G SS-2000                            Brazil                Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Voyager           3,200'    Victory Class                            GOM                Cold Stacked
----------------------------------------------------------------------------------------------------------------------
Ocean Yatzy             3,300'    DP DYVI Super Yatzy                    Brazil                Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Worker            3,500'    F&G 9500 Enhanced Pacesetter             GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Quest             3,500'    Victory Class                            GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Winner            3,500'    Aker H-3                               Brazil                Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Alliance          5,000'    Alliance Class                         Brazil                Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Star              5,500'    Victory Class                            GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Victory           5,500'    Victory Class                            GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean America           5,500'    Ocean Odyssey                            GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Valiant           5,500'    Ocean Odyssey                            GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Baroness          7,000'    Victory Class                         Malaysia               Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Rover             7,000'    Victory Class                         Singapore           Shipyard Upgrade
----------------------------------------------------------------------------------------------------------------------
Ocean Confidence        7,500'    DP Aker H-3.2 Modified                   GOM                 Contracted
----------------------------------------------------------------------------------------------------------------------
Ocean Clipper           7,500'    DP Fluor/Mitsubishi                    Brazil                Contracted
----------------------------------------------------------------------------------------------------------------------

Rig Name                     Operator                   Current Term                     Start Date           Estimated End Date
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader           Walter Oil & Gas                 one well                     early May 2002           mid June 2002


-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                ChevronTexaco                  one well                     mid April 2002          early June 2002

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                   -                           -                       early August 2001                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia             Aviara Energy                  one well                     mid April 2002           mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                CNOOC                   two-year term                 mid September 2000      late September 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                 Nexen         last well plus demobe to Singapore       early March 2002         early July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                    -                           -                        early April 2002        mid September 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                       -                           -                         mid April 2002         early October 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                      BP                        one well                     early May 2002           mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget             Seneca Resources                 one well                   mid February 2002          mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit               EOG Resources            one well plus option              late April 2002           mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                   BP              90 day extension plus option         early January 2002        early June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                  Dominion               one-well plus option             mid February 2002          mid June 2002

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                  Spinnaker               one-well extension                mid April 2002           mid July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                  -                           -                        late March 2002           mid July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                    -                           -                              1998                      -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                 -                           -                       late January 2002          mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                      -                   Gap between wells                late April 2002           mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                    -                           -                       late October 2001                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                    OMV                      two wells                     late May 2002            late July 2002

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                 Shell                     five wells                 early February 2002        mid October 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess               Talisman                    two wells                     mid March 2002          early June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington              Shell                second of two wells              early January 2002       early August 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     BP                       five wells                 early December 2001         mid July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General              PetroVietnam        two well program plus options            mid May 2002         late September 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                 -                           -                              1998                      -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                   -                           -                        early March 2002                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord            Walter Oil & Gas               three wells                    mid March 2002           mid June 2002


-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                  -                           -                        late March 2002           mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                   -                           -                      early February 2002         mid June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown              Enterprise              15-well development              mid September 2001        late April 2003
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                    -                           -                        early March 2002                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                  Petrobras           five-year term plus option         early November 1998      early November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                   Shell              three wells plus option             late April 2002           late June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                 Kerr McGee       eight month contract plus options      early November 2001         mid July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                 Petrobras               18-month extension               early July 2001        early November 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance               Petrobras               four-year contract             early September 2000     early September 2004
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                    Murphy                      one well                     early May 2002           late June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   BP              Holstein Development Project           late May 2002           mid August 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                   BHP                       one well                    early June 2002           late July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                 Murphy              three wells plus options           early January 2002        mid August 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                Murphy                120 days plus option               mid March 2002           mid July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                      -                           -                       early January 2002       third quarter 2003
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                BP                     five-year term                early January 2001       early January 2006
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                Petrobras                three-year term                 mid January 2000        early January 2003
-----------------------------------------------------------------------------------------------------------------------------------

Rig Name                  Dayrate (in thousands)     Future Contract and Other Information
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                  high teens           one workover with Walter in the high teens ending late June 2002, followed by two wells with Walter in the lower 20's ending early
                                                     August 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                     lower 20's           one well plus option with ChevronTexaco in lower 20's ending early
                                                     July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                       -                                                           -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                   mid teens           one well plus option with Spinnaker in upper teens ending late July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                 lower 30's           Singapore shipyard for leg upgrade ending early February 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                  lower 80's           Singapore shipyard for leg upgrade ending late December 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                        -               available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                           -               available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                      lower 20's           90 day term work plus option with BP in lower 20's ending early August 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                    upper teens          three wells with Pogo Producing in upper teens ending late September 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    upper teens          available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                    mid 20's            available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                     lower 20's           one well with Walter in lower 20's ending mid August 2002, followed by one well plus option with Walter in lower 20's ending mid October 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                     lower 20's           Shipyard for cantilever upgrade ending mid January 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                      -               Shipyard in Dakar/available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                        -                                                           -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                     -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                          -               one well plus workover with BHP in mid 80's beginning mid June and ending late August 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                        -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                    lower 90's           one well with ExxonMobil in lower 90's ending mid August 2002, followed one well plus mobe with Santos in lower 90's ending early October 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                  lower 90's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                  lower 70's           available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington               upper 50's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     lower 70's           first option well declared in lower 70's ending late September 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General                    mid 60's            available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                     -                                                           -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                       -                                                           -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                   upper 20's           one well with Walter in lower 30's ending early July 2002, followed by one well with Walter in lower 30's ending late July 2002, followed by one well plus option with Walter in mid 30's ending mid August 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                      -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                       -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                  lower 60's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                        -                                                           -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                        120's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                    lower 40's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                     lower 80's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                    lower 80's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                     110's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                      lower 70's           one sidetrack plus option with Murphy in lower 70's ending mid July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   lower 90's           special survey in shipyard ending mid September 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                   lower 60's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                   lower 80's           seven month term plus option with Murphy in lower 80's ending mid March 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                     170's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                          -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                   170's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                   lower 90's           available
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico